UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
ECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 30, 2004

THE OILGEAR COMPANY
(Exact name of Registrant as specified in its charter)

Wisconsin (State of Incorporation)	000-00822 (Commission File Number)	39-0514580 (I.R.S. Employer Identification No.)

2300 South 51st Street Post Office Box 343924 Milwaukee, Wisconsin (Address of principal executive offices)		53234-3924 (Zip Code)

(414) 327-1700

(Registrant’s telephone number, including area code)

__________________

Item 12.   Results of Operations and Financial Condition.

On March 30, 2004, The Oilgear Company announced its fourth quarter and fiscal year financial results for 2003 in the press release attached hereto as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE OILGEAR COMPANY

Date:  March 30, 2004

By:  /s/ David A. Zuege

      David A. Zuege, President and

      Chief Executive Officer

THE OILGEAR COMPANY
(the “Registrant”)
(Commission File No. 000-00822)

EXHIBIT INDEX
TO
FORM 8-K CURRENT REPORT
Date of Report:  March 30, 2004

Exhibit Number	Description	Furnished Herewith
99	Press Release dated March 30, 2004, issued by the Registrant	X